UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2017

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 9, 2017, the United States Patent and Trademark Office Patent Trials and Appeal Board upheld the claims challenged via the inter partes review process of U.S. Patent Nos. 8,663,685, 8,440,703, 8,354,437 and 8,007,826 (the “IPR Proceeding”), which are Orange Book-listed patents for AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg.

These patents, as well as U.S. Patent No. 5,540,938, which was not involved in the IPR Proceeding and is also an AMPYRA Orange Book-listed patent, have also been challenged in the U.S. District Court for the District of Delaware. The Court has completed the trial of the case, but not yet issued its decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC
Date: March 9, 2017	By:	/s/ David J. Gaffin

David J. Gaffin

Senior Vice President, Chief Legal Officer